                                                                  EXECUTION COPY

                          SUBSIDIARY GUARANTY AGREEMENT

         SUBSIDIARY GUARANTY AGREEMENT (this "Guaranty"), dated as of August 12, 2003, by certain Subsidiaries of ARMOR HOLDINGS, INC., a Delaware corporation (the "Borrower"), as identified on the signature pages hereto and any Additional Guarantor (as defined below) who may become party to this Guaranty (such Subsidiaries and Additional Guarantors, collectively, the "Guarantors"), in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of August __, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders, the Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, and KeyBank National Association, as Documentation Agent.

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement, the Lenders have agreed to make Credit Extensions to the Borrower upon the terms and subject to the conditions set forth therein.

         The Borrower and the Guarantors are part of a related corporate structure and therefore Credit Extensions to the Borrower will directly benefit the Guarantors through increased working capital to the entire corporate structure.

         It is a condition precedent to the obligation of the Lenders to make their respective Credit Extensions to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty to the Administrative Agent, for the ratable benefit of itself and the Lenders.

         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any credit and/or financial accommodation heretofore or hereafter from time to time made or granted to the Borrower, for the benefit of the Borrower and the Guarantors, each of the undersigned Guarantors hereby furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) as follows:

         1.       GUARANTY.


         (a) Each Guarantor hereby, jointly and severally with the other Guarantors, absolutely and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all "Obligations" as defined in the Credit Agreement, and any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Borrower to the Administrative Agent and the Lenders arising under the Credit Agreement and all instruments, agreements and other documents of every kind and nature now or hereafter executed in connection with the Credit Agreement (including all renewals, extensions and modifications thereof and all costs, reasonable attorneys' fees and expenses incurred by the Administrative Agent and the Lenders in connection with the collection or enforcement thereof) (collectively, the "Guaranteed Obligations"). The Administrative Agent's and each of the Lender's books and records showing the amount of the Guaranteed Obligations shall be conclusive absent manifest error. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty.


         (b) The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable state law, (collectively, the "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that after giving effect to Paragraph 2, such Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of the first sentence of this subparagraph (b), be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to Paragraph 2, the amount of such Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of the first sentence of this subparagraph (b) and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and the Guaranteed Obligations as limited by the first sentence of this subparagraph (b) shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The first sentence of this subparagraph (b) is intended solely to preserve the rights of the Administrative Agent hereunder against such Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Guarantor, the Borrower, any other Guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

         2.       CONTRIBUTION.

         (a) To the extent any Guarantor is required, by reason of its obligations hereunder, to pay to the Administrative Agent or any Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of such Guarantor on account of the Credit Agreement, this Guaranty or any other Loan Document, such Guarantor shall have an enforceable right of contribution against the Borrower and the remaining Guarantors, and the Borrower and the remaining Guarantors shall be jointly and severally liable, for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following clause (d), such Guarantor further shall be subrogated to any and all rights of the Lenders against the Borrower and the remaining Guarantors to the extent of such excess payment.

         (b) To the extent that any Guarantor would, but for the operation of this Paragraph 2 and by reason of its obligations hereunder or its obligations to other Guarantors under this Paragraph 2, be rendered insolvent for any purpose under Applicable Insolvency Laws, each of the Guarantors hereby agrees to indemnify such Guarantor and commits to make a contribution to such Guarantor's capital in an amount at least equal to the amount necessary to prevent such Guarantor from having been rendered insolvent by reason of the incurrence of any such obligations.

         (c) To the extent that any Guarantor would, but for the operation of this Paragraph 2 be rendered insolvent under any Applicable Insolvency Law by reason of its incurring of obligations to any other Guarantor under the foregoing clauses (a) and (b) above, such Guarantor shall, in turn have rights of contribution and indemnity, to the full extent provided in the foregoing clauses (a) and (b) above, against the Borrower and the remaining Guarantors, such that all obligations of all of the Guarantors hereunder and under this Paragraph 2 shall be allocated in a manner such that no Guarantor shall be rendered insolvent for any purpose under Applicable Insolvency Law by reason of its incurrence of such obligations.

         (d) Notwithstanding any payment or payments by any of the Guarantors hereunder, or any set-off or application of funds of any of the Guarantors by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Guaranteed Obligations, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or the other Guarantors or any other guarantors or against any collateral security held by the Administrative Agent or any Lender for the payment of the Guaranteed Obligations nor shall any of the Guarantors seek any reimbursement from the Borrower or any of the other Guarantors in respect of payments made by such Guarantor in connection with the Guaranteed Obligations, until all amounts owing to the Administrative Agent and the Lenders on account of the Guaranteed Obligations (other than contingent indemnity obligations) are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required) to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

         3. NO SETOFF OR DEDUCTIONS; TAXES. The Guarantor represents and warrants that it is incorporated or formed and a resident in the United States of America. All payments by the Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If the Guarantor must make a payment under this Guaranty, the Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to the Administrative Agent and the Lenders so that no withholding tax is imposed on the payment. If notwithstanding the foregoing, the Guarantor makes a payment under this Guaranty to which withholding tax applies, or any taxes (other than taxes on net income (a) imposed by the country or any subdivision of the country in which the Administrative Agent's or any of the Lender's principal office or actual lending office is located and (b) measured by the United States taxable income the Administrative Agent and the Lenders would have received if all payments under or in respect of

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this Guaranty were exempt from taxes levied by the Guarantor's country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Paragraph 3, the Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that the Administrative Agent and the Lenders receives the sum they would have received had no such deduction or withholding been made and shall also pay to the Administrative Agent and the Lenders, on demand, all additional amounts which the Administrative Agent and the Lenders specify as necessary to preserve the after-tax yield the Administrative Agent and the Lenders would have received if such taxes had not been imposed.

         The Guarantor shall promptly provide the Administrative Agent with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.


         4. NO TERMINATION. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Administrative Agent and the Lenders or facilities provided by the Administrative Agent and the Lenders with respect to the Guaranteed Obligations are terminated. At the Administrative Agent's option, all payments under this Guaranty shall be made to an office of the Administrative Agent located in the United States and in U.S. Dollars.


         5. WAIVER OF NOTICES. The Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. The Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment and any other notices to which the Guarantor might otherwise be entitled.

         6. SUBROGATION. The Guarantor shall exercise no right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Administrative Agent and the Lenders or facilities provided by the Administrative Agent and the Lenders with respect to the Guaranteed Obligations are terminated. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent and the Lenders to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

         7.       WAIVER OF SURETYSHIP DEFENSES.

         (a) The Guarantor agrees that the Administrative Agent and the Lenders may, at any time and from time to time, and without notice to the Guarantor, make any agreement with the Borrower or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification, amendment, consent or waiver of the terms of the

Credit Agreement any other Loan Document or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of the Guarantor under this Guaranty.

         (b) The Guarantor waives any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever of the liability of the Borrower, or any claim that the Guarantor's obligations exceed or are more burdensome than those of the Borrower and waives the benefit of any statute of limitations affecting the liability of the Guarantor hereunder.

         (c) The Guarantor waives any right to enforce any remedy which the Administrative Agent or the Lenders now have or may hereafter have against the Borrower and waives any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent or the Lenders. Further, the Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantor.

         Each Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with any of the foregoing waivers shall be null and void and may be ignored by the Administrative Agent or such Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Credit Agreement and the other Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into the Credit Agreement and the other Loan Documents.

         8. EXHAUSTION OF OTHER REMEDIES NOT REQUIRED. The obligations of the Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. The Guarantor waives diligence by the Administrative Agent or the Lenders and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring the Administrative Agent or the Lenders to exhaust any right or remedy or to take any action against the Borrower, any other guarantor or any other person, entity or property before enforcing this Guaranty against the Guarantor.

         9. REINSTATEMENT. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not the Administrative Agent or the Lenders are in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

         10. SUBORDINATION. The Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to the Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to the Guarantor as subrogee of the Administrative Agent and the Lenders or resulting from the Guarantor's performance under this Guaranty, to the indefeasible payment in full of all Guaranteed Obligations. If the Administrative Agent so requests, any such obligation or indebtedness of the Borrower to the Guarantor shall be enforced and performance received by the Guarantor as trustee for the Administrative Agent and the Lenders and the proceeds thereof shall be paid over to the Administrative Agent and the Lenders on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

         11. INFORMATION. The Guarantor agrees to furnish promptly to the Administrative Agent any and all financial or other information regarding the Guarantor or its property as the Administrative Agent may reasonably request in writing.

         12. STAY OF ACCELERATION. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of the Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by the Guarantor immediately upon demand by the Administrative Agent.

         13. EXPENSES. The Guarantor shall pay on demand all out-of-pocket expenses (including reasonable attorneys' fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of the Administrative Agent's and each of the Lender's rights under this Guaranty, including any incurred in the preservation, protection or enforcement of any rights of the Lender in any case commenced by or against the Guarantor under the Bankruptcy Code (Title 11, United States
Code) or any similar or successor statute. The obligations of the Guarantor under the preceding sentence shall survive termination of this Guaranty.

         14. AMENDMENTS. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in accordance with
Section 10.01 of the Credit Agreement.

         15. NO WAIVER; ENFORCEABILITY. No failure by the Administrative Agent or the Lenders to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

         16. ASSIGNMENT. This Guaranty shall bind the Guarantor and its successors and assigns, provided that the Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent (and any attempted assignment without such consent shall be void).

         17. CONDITION OF THE BORROWER. The Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower such information concerning the financial condition, business and operations of the Borrower as the Guarantor requires, and that the Administrative Agent and the Lenders have no duty, and the Guarantor is not relying on the Administrative Agent or the Lenders at any time, to disclose to the Guarantor any information relating to the business, operations or financial condition of the Borrower.

         18. SETOFF. If and to the extent any payment is not made when due hereunder, the Administrative Agent or the Lenders may setoff and charge from time to time any amount so due against any or all of the Guarantor's accounts or deposits with the Administrative Agent or the Lenders.

         19. OTHER GUARANTEES. Unless otherwise agreed by the Administrative Agent and the Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantor for the benefit of the Administrative Agent and the Lenders or any term or provision thereof.

         20. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies; (c) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect; (e) by virtue of its relationship with the Borrower, the execution, delivery and performance of this Guaranty is for the direct benefit of the Guarantor and it has received adequate consideration for this Guaranty; and (f) the financial information, that has been delivered to the Administrative Agent and the Lenders by or on behalf of the Guarantor, is complete and correct in all respects and accurately presents the financial condition and the operational results of the Guarantor and since the date of the most recent financial statements delivered to the Administrative Agent and the Lenders, there has been no material adverse change in the financial condition or operational results of the Guarantor.

         21. FOREIGN CURRENCY. If any claim arising under or related to this Guaranty is reduced to judgment denominated in a currency (the "Judgment Currency") other than the currencies in which the Guaranteed Obligations are denominated (collectively the "Obligations Currency"), the judgment shall be for the equivalent in the Judgment Currency of the amount of the claim denominated in the Obligations Currency included in the judgment, determined as of the date of judgment. The equivalent of any Obligations Currency amount in any Judgment

Currency shall be calculated at the spot rate for the purchase of the Obligations Currency with the Judgment Currency quoted by the Administrative Agent in the place of the Administrative Agent's choice at or about 8:00 a.m. Eastern time (daylight or standard, as applicable) on the date for determination specified above. The Guarantor shall indemnify the Administrative Agent and the Lenders and hold the Administrative Agent and the Lenders harmless from and against all loss or damage resulting from any change in exchange rates between the date any claim is reduced to judgment and the date of payment thereof by the Guarantor. If the Administrative Agent so notifies the Guarantor in writing, at the Administrative Agent's sole and absolute discretion, payments under this Guaranty shall be the U.S. Dollar equivalent of the Guaranteed Obligations or any portion thereof, determined as of the date payment is made.

         22. ADDITIONAL GUARANTORS. Each Subsidiary of the Borrower that is required to become a party to this Guaranty pursuant to Section 6.09 of the Credit Agreement shall become a Guarantor for all purposes of this Guaranty upon execution and delivery by such Subsidiary of a Joinder Agreement in form and substance satisfactory to the Administrative Agent.

         23. RELEASE OF USDS, INC. Notwithstanding anything to the contrary contained herein, in the event that it is determined that any contract with the United States Government to which USDS, Inc. is a party would be breached or violated due to USDS, Inc. being a party to this Agreement and agreeing to be bound by the terms hereof, then upon notice thereof to the Administrative Agent, the parties hereto agree that the Administrative Agent shall release USDS, Inc. from its obligations under this Agreement and USDS, Inc. shall no longer be a party hereto, shall not be bound by the terms hereof, and shall be fully released and discharged from any obligations hereunder.

         24. GOVERNING LAW. This Guaranty shall be governed by, construed, interpreted and enforced in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York) without regard to the conflicts or choice of law provisions of such state. Each Guarantor unconditionally submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in the borough of Manhattan, New York in any action or proceeding arising out of or relating to this Guaranty.

         25. WAIVER OF RIGHT TO TRIAL BY JURY. Each party to this Guaranty hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Guaranty, or the transactions related thereto, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Guaranty may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.



                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Subsidiary Guaranty Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.



                                     ARMOR HOLDINGS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     911EP, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     AHI PROPERTIES I, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMOR BRANDS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMORGROUP NORTH AMERICA, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMORGROUP SERVICES, LLC

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     ARMOR HOLDINGS FORENSICS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMOR HOLDINGS GP, LLC

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMOR HOLDINGS LP, LLC

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMOR HOLDINGS MOBILE SECURITY, L.L.C.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMOR HOLDINGS PAYROLL SERVICES, LLC

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMOR HOLDINGS PRODUCTS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     ARMOR HOLDINGS PROPERTIES, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ARMOR SAFETY PRODUCTS COMPANY

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     B-SQUARE, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     BREAK-FREE ARMOR CORP.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     BREAK-FREE, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     CASCO INTERNATIONAL, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     CDR INTERNATIONAL, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     DEFENSE TECHNOLOGY CORPORATION OF AMERICA

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     IDENTICATOR, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     INTERNATIONAL TRAINING, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ITI LIMITED PARTNERSHIP

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     MONADNOCK LIFETIME PRODUCTS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     MONADNOCK LIFETIME PRODUCTS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     MONADNOCK POLICE TRAINING COUNCIL, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------



                                     NAP PROPERTIES, LTD., A CALIFORNIA
                                     LIMITED PARTNERSHIP

                                     By: NAP PROPERTY MANAGERS LLC,
                                         its sole General Partner

                                         By: ARMOR HOLDINGS PROPERTIES, INC.,
                                             its sole Member

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                     NAP PROPERTY MANAGERS, LLC

                                     By: ARMOR HOLDINGS PROPERTIES, INC.,
                                         its sole Member

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                     NETWORK AUDIT SYSTEMS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     NEW TECHNOLOGIES ARMOR, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     O'GARA-HESS & EISENHARDT ARMORING
                                     COMPANY, L.L.C.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     O'GARA SECURITY ASSOCIATES, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     PARVUS CRISIS MANAGEMENT CORPORATION

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     PRO-TECH ARMORED PRODUCTS OF
                                     MASSACHUSETTS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     RAMTECH DEVELOPMENT CORP.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     SAFARILAND GOVERNMENT SALES, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     SAFARI LAND LTD., INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     SPEEDFEED ACQUISITION CORP.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     THE O'GARA COMPANY

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     THE PARVUS COMPANY

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     THE PARVUS INTERNATIONAL INFORMATION
                                     COMPANY

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     USDS, INC.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     U.S. DEFENSE SYSTEMS, LLC

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------




Acknowledged and Agreed To:

BANK OF AMERICA, NA., as Administrative Agent


By:
   ---------------------------------------
    Name:
          --------------------------------
    Title:
          --------------------------------